Exhibit 10.5(a)
June 9, 2009
Drury Capital Inc.
c/o Drury Capital Services
47 Hulfish Street — Suite 340
Princeton, NJ 08542
Attention: Mr. Bernard Drury
     Re: Management Agreement Renewal
Dear Mr. Drury:
We are writing with respect to your management agreements concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2010 and all other provisions of the Management Agreement will remain unchanged.
•	Citigroup Diversified Futures Fund L.P.

•	CMF Drury Master Fund

•	CMF Institutional Futures Portfolio L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

DRURY CAPITAL INC.

By:	/s/ Bernard V. Drury

Print Name: Bernard V. Drury
JM/sr